UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 27, 2022
PILGRIM'S PRIDE CORPORATION
(Exact Name of registrant as specified in its charter)

Delaware		1-9273	75-1285071
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

1770 Promontory Circle		80634-9038
Greeley	CO	(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code: (970) 506-8000
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, Par Value $0.01	PPC	The Nasdaq Stock Market LLC
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
    Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On April 27, 2022, Pilgrim’s Pride Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The following proposals were submitted to a vote of the stockholders of the Company at the Annual Meeting:
1.The election of six JBS Directors to the Board of Directors.
2.The election of three Equity Directors to the Board of Directors.
3.A stockholder advisory vote on executive compensation.
4.The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 25, 2022.
Board of Director Election Results
The stockholders of the Company elected all of the Company’s nine nominees for director at the Annual Meeting pursuant to the following votes:

Name	For	Withheld	Broker Non-Votes
Gilberto Tomazoni	208,789,917	18,455,789	6,495,842
Vincent Trius	208,835,123	18,410,583	6,495,842
Andre Nogueira de Souza	207,091,688	20,154,018	6,495,842
Farha Aslam	226,755,547	490,159	6,495,842
Joanita Karoleski	225,219,878	2,025,828	6,495,842
Raul Padilla	226,981,949	263,757	6,495,842
Wallim Cruz De Vasconcellos Junior	226,413,552	832,154	6,495,842
Arquimedes A. Celis	226,640,811	604,895	6,495,842
Ajay Menon	226,632,057	613,649	6,495,842
Given these elections, the Board has made certain new committee appointments. The composition of all committees is set forth below, effective as of April 27, 2022.

Name	Audit	Compensation	Nominating
			JBS	Equity	Special Litigation
Gilberto Tomazoni		X*	X
Vincent Trius			X
Andre Nogueira de Souza		X	X
Farha Aslam	X				X*
Joanita Karoleski
Raul Padilla
Arquimedes A. Celis	X	X		X
Wallim Cruz de Vasconcellos Junior	X*			X
Ajay Menon				X	X
* Committee Chair
Say on Pay Results
The stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting, including the compensation discussion and analysis, compensation tables and narrative discussion.

For	Against	Abstain	Broker Non-Votes
225,697,507	1,471,601	76,598	6,495,842

Ratification of KPMG LLP as the Company’s Independent Registered Public Accounting Firm Results
The appointment of KPMG LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 25, 2022 was ratified at the Annual Meeting. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
233,319,105	392,821	29,622	0

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date:	May 2, 2022	/s/ Matthew Galvanoni
Matthew Galvanoni
Senior Vice President and Chief Financial Officer